UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2006


                            HERITAGE FINANCIAL GROUP
                           --------------------------
             (Exact name of Registrant as specified in its charter)


      United States                    000-51305                 45-0479535
      -------------                    ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                ----------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On May 25, 2006, Heritage Financial Group issued a press release announcing a stock repurchase program of 220,328 shares over the next 12 months. Share repurchases will be used to fund the restricted stock portion of its 2006 Equity Incentive Plan, which was approved by stockholders at the Company's 2006 Annual Meeting earlier this month.


     The full text of the press release is set forth in Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99   Press Release dated May 25, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HERITAGE FINANCIAL GROUP


Date: May 25, 2006                     By: /s/ O. Leonard Dorminey
                                           -------------------------------------
                                           O. Leonard Dorminey
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number              Description of Exhibit(s)
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 99                 Copy of press release issued by the Company on May 25, 2006.